UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported):

August 29, 2007

ASCENDANT SOLUTIONS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27945	75-2900905
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

16250 Dallas Parkway, Suite 111, Dallas, Texas	75248
(Address of principal executive offices)	(Zip Code)

(972) 250-0945
(Registrant’s telephone number, including area code)

16250 Dallas Parkway, Suite 100, Dallas, Texas
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On August 29, 2007, Dougherty’s Pharmacy, Inc., Alvin Medicine Man, LP, Angleton Medicine Man, LP, and Santa Fe Medicine Man, LP (collectively, the “Borrowers”), each an indirect wholly-owned subsidiary of Ascendant Solutions, Inc. (the “Company”), entered into an Amendment to Loan Documents (the "Amendment") with Amegy Bank National Association (the “Lender”), amending that certain Loan Agreement, dated February 20, 2007, between the Borrowers and Lender.

Pursuant to the Amendment, the Borrowers amended the Loan Agreement, among other things, to increase the principal amount of the revolving line of credit (the “Revolving Loan”) from $2,000,000 to $2,250,000 and added a new advance loan (the "Advance Loan") in the principal amount of $250,000.

Outstanding advances under the Advance Loan will bear interest at the Lender’s prime rate plus 0.25%.  Accrued interest only is due monthly on the Advance Loan until September 20, 2008.  Thereafter, principal and accrued interest on the Advance Loan is due monthly beginning on October 20, 2008 until maturity on August 29, 2012, at which time all outstanding principal and accrued and unpaid interest is due and payable in full.  The Borrowers will pay to Lender a one-time, non-refundable Advance Facility Fee in an amount equal to one-half percent of the principal amount of the Advance Loan.

The Revolving Loan and the Advance Loan are guaranteed by the Company, and each of  Dougherty’s Holdings, Inc. Medicine Man, LP, Dougherty’s LP Holdings, Inc., Medicine Man GP, LLC, Alvin Medicine Man GP, LLC, Angleton Medicine Man GP, LLC and Santa Fe Medicine Man GP, LLC, affiliates of the Company.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On August 29, 2007, Dougherty’s Pharmacy, Inc., Alvin Medicine Man, LP, Angleton Medicine Man, LP, and Santa Fe Medicine Man, LP entered into an Amendment to Loan Documents with Amegy Bank National Association, amending the Loan Agreement, dated February 20, 2007 between the parties.  Pursuant to the Amendment, the Borrowers' obligations on a revolving line of credit increased from $2,000,000 to $2,250,000 and the Borrowers became obligated on a new Advance Loan in the principal amount of $250,000. Please refer to “Item 1.01-Entry into a Material Definitive Agreement” above for further information.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1*
Amendment to Loan Documents dated as of August 29, 2007 among Dougherty’s Pharmacy, Inc., Alvin Medicine Man, LP, Angleton Medicine Man, LP, and Santa Fe Medicine Man, LP, as borrowers, and Amegy Bank National Association, as lender

Exhibit 10.2*
Promissory Note (Revolving) dated August 29, 2007 between Dougherty’s Pharmacy, Inc., Alvin Medicine Man, LP, Angleton Medicine Man, LP, and Santa Fe Medicine Man, LP, as Maker, and Amegy Bank National Association, as Payee

Exhibit 10.3*
Promissory Note (Advance) dated August 29, 2007 between Dougherty’s Pharmacy, Inc., Alvin Medicine Man, LP, Angleton Medicine Man, LP, and Santa Fe Medicine Man, LP, as Maker, and Amegy Bank National Association, as Payee

*Filed Herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2007	ASCENDANT SOLUTIONS, INC.

	By:	/s/ David E. Bowe
David E. Bowe
President and Chief Executive Officer